SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 29, 2023

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 1.01.	Entry into a Definitive Material Agreement.

On August 29, 2023, NanoViricides, Inc. (the “Registrant”) entered into a Deferred Expense Exchange Agreement (the “Agreement”) with TheraCour Pharma, Inc., a Connecticut corporation (“TheraCour”) effective as of July 19, 2023. Dr. Anil Diwan, the Registrant’s founder, President and Chairman, owns approximately 90% of TheraCour’s capital stock. Dr. Diwan recused himself from voting on any action of the Registrant’s Board of Directors in connection with the Agreement and the Note (as that term is defined herein), and any discussions related thereto.

Pursuant to a Licensing Agreement dated September 7, 2021 (the “License Agreement”) between the Registrant and TheraCour, the Registrant is obligated to make certain milestone payments to TheraCour upon achieving certain milestones. As the date of the Agreement, TheraCour achieved the milestone regarding the “Initiation of Phase 1 Clinical Trials or Equivalent” by TheraCour within 3 months from Regulatory Approval. Upon achieving this milestone, the Registrant was obligated to pay TheraCour a cash milestone payment in the amount of $1,500,000.

In lieu of this cash payment, TheraCour agreed to accept a Convertible Promissory Note in the principal amount of $1,500,000 effective July 19, 2023 (the “Note”). The Note accrues interest at the rate of twelve percent (12%) per annum and is due and payable on January 19, 2025. The Note is convertible, at TheraCour’s option, into shares of the Company’s Series A Convertible Preferred Stock, par value $0.00001 (the “Series A Shares”) at the conversion price specified in the terms and conditions contained within the Note. The Agreement and the Note contain customary representations, warranties and covenants for similar agreements.

The foregoing descriptions of the License Agreement, Deferred Expense Exchange Agreement, and Convertible Promissory Note are not complete and further are qualified in their entirety by reference to the Licensing Agreement, the Agreement, and the Note which are filed as Exhibit 10.1, Exhibit 10.2, and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03

Item. 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	License Agreement between the Registrant and TheraCour, dated September 7, 2021
10.2	Deferred Expense Exchange Agreement between the Registrant and TheraCour effective July 19, 2023
10.3	Convertible Promissory Note between the Registrant and TheraCour, effective July 19, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: September 1, 2023	By:	/s/ Meeta Vyas
Name: Meeta Vyas
Title: Chief Financial Officer